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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Toastmaster Drive, Elgin, Illinois (Address of Principal Executive Offices)		60120 (Zip Code)

(847) 741-3300
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

        At the Annual Meeting of Stockholders of the The Middleby Corporation (the "Company") held on May 11, 2005 (the "Annual Meeting"), the Company's stockholders voted upon and approved (i) an amendment and restatement of The Middleby Corporation Management Incentive Compensation Plan (the "MIC Plan") to increase the maximum bonus that can be paid to any eligible employee under such plan for any single fiscal year from $2,400,000 to $3,500,000; and (ii) an amendment to The Middleby Corporation 1998 Stock Incentive Plan (the "1998 Plan") to (a) increase the number of shares available for grants under such plan by an additional 250,000 shares of the Company's common stock (the "Common Stock") to an aggregate of 1,750,000 shares, (b) increase the maximum number of shares that may be subject to awards made to any participant under such plan in any single fiscal year to 200,0000 shares of Common Stock, and (c) require that the exercise price per share of any option granted under such plan must be at least 100% of the Common Stock's fair market value on the date of grant.

        Additional information concerning the amendments to the MIC Plan and the 1998 Plan was "previously reported" (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the Company's definitive proxy statement dated April 12, 2005 relating to the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2005, which information is incorporated herein by this reference.

        The foregoing descriptions of the amendments to the MIC Plan and the 1998 Plan are not intended to be complete and are qualified in their entirety by reference to the MIC Plan, as amended and restated on May 11, 2005, and the amendment to the 1998 Plan, filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by this reference.

        Also at the Annual Meeting, the Company's stockholders elected Robert B. Lamb and Gordon O'Brien as new non-management directors, each of whom will receive compensation from the Company as described under the heading "Director Compensation" in the Company's definitive proxy statement dated April 12, 2005 relating to the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2005, which is incorporated herein by reference.

        Effective at the Annual Meeting, A. Don Lummus retired from the Company's Board of Directors at the age of 69, after serving as a director since 1984. In light of his long and dedicated service to the Company, the Board of Directors agreed to waive the retirement age requirement for Mr. Lummus. Mr. Lummus will thus receive full benefits under the Company's director's retirement plan, as described under the heading "Directors' Retirement Plan" in the Company's definitive proxy statement dated April 12, 2005 relating to the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2005, which is incorporated herein by this reference.

Item 3.03    Material Modifications to Rights of Security Holders.

        At the Annual Meeting, the Company's stockholders approved an amendment and restatement of the Company's certificate of incorporation (the "Charter") to, among other things:

  i.
  Revise Section 8 of the Charter to explicitly state that any indemnified person is entitled to indemnification rights provided from other sources and explicitly state that the intent of the indemnification provision is that, notwithstanding any repeal or modification by the stockholders of such provision, the rights of any indemnified person existing at such time of the repeal or modification of such provision shall not be adversely affected with respect to acts or omissions occurring prior to such repeal or modification; and

  ii.
  Add a new section to the Charter specifically authorizing the Company's Board of Directors to amend, adopt, alter or repeal the Company's bylaws by majority vote, apart from the stockholders' separate and existing rights to amend the Company's bylaws; and

        At its May 11, 2005 meeting, in accordance with the Company's revised Charter, the Board of Directors approved the Amended and Restated Bylaws of the Company, which amend the Company's prior bylaws to, among other things:

  i.
  Clarify that the Company's Board of Directors has the right to amend, adopt, alter or repeal the Company's bylaws by majority vote apart from the stockholders separate and existing rights to amend the Company's bylaws;

  ii.
  Allow the Board of Directors or the Chairman of the Board of a stockholders meeting to prescribe rules and regulations regarding the conduct of a stockholders meeting; the determination of when the polls shall open and close for any given matter to be voted on at the meeting; rules and procedures for maintaining order at the meeting and the safety of those present; limitations on attendance at or participation in the meeting to stockholders of record of the Company, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; restrictions on entry to the meeting after the time fixed for the commencement thereof; and limitations on the time allotted to questions or comments by participants;

  iii.
  Implement advance notice provisions and other customary procedural requirements for stockholder proposals; and

  iv.
  Implement advance notice provisions and other customary procedural requirements for nomination of directors by stockholders.

        Additional information concerning the amendments to the Charter and the Company's bylaws was "previously reported" (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the Company's definitive proxy statement, dated April 12, 2005, relating to the Annual Meeting, filed with the Securities and Exchange Commission on April 12, 2005, which is incorporated herein by reference.

        The foregoing descriptions of the Company's restated Charter and amended and restated bylaws are not intended to be complete and are qualified in their entirety by reference to the Company's Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 13, 2005 and the Company's Amended and Restated Bylaws, which are filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, each of which is incorporated herein by this reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        See the disclosure under Item 3.03 above regarding amendments to the Company's certificate of incorporation and bylaws, which disclosure is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
Exhibit 3.1	Restated Certificate of Incorporation of The Middleby Corporation.
Exhibit 3.2	Amended and Restated Bylaws of The Middleby Corporation.
Exhibit 10.1	The Middleby Corporation Amended and Restated Management Incentive Compensation Plan, effective as of January 1, 2005.
Exhibit 10.2	Amendment to the Middleby Corporation 1998 Stock Incentive Plan, effective as of January 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION
Dated: May 17, 2005	By:	/s/ TIMOTHY J. FITZGERALD Timothy J. FitzGerald Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Restated Certificate of Incorporation of The Middleby Corporation.
Exhibit 3.2	Amended and Restated Bylaws of The Middleby Corporation.
Exhibit 10.1	The Middleby Corporation Amended and Restated Management Incentive Compensation Plan, effective as of January 1, 2005.
Exhibit 10.2	Amendment to the Middleby Corporation 1998 Stock Incentive Plan, effective as of January 1, 2005.

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  Item 1.01 Entry Into a Material Definitive Agreement.
  Item 3.03 Material Modifications to Rights of Security Holders.
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX